SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549

                                      ---------
                                      FORM 8-K
                                      ---------


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 4, 1998



                           COMMISSION FILE NUMBER    0-314




                            Pulaski Furniture Corporation
               (Exact name of registrant as specified in its charter)

                                      Virginia
                   (State or other jurisdiction of incorporation)

                                     54-0594965
                        (IRS employer identification number)

                          P.O. Box 1371, Pulaski, Virginia
                      (Address of principal executive offices)

                                       24301
                                     (Zip Code)

                                    540-980-7330
                           (Registrant's telephone number)


















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ITEM 5.   OTHER EVENTS

Pulaski Furniture Corporation ("Pulaski") has entered into a letter of intent with Dawson Heritage Furniture Company, Inc. ("Dawson"), regarding the sale of substantially all of the assets of Dawson to Pulaski. Execution of a definitive acquisition agreement is subject to negotiation of satisfactory terms and conditions and completion of business and financial reviews. Consummation of any transaction would be subject to normal regulatory filings and certain other conditions.



                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PULASKI FURNITURE CORPORATION
                                     (Registrant)


Date: November 4, 1998          By:   /s/ John G. Wampler
                                     ---------------------------------------
                                     John G. Wampler
                                     President and Chief Executive Officer